UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2026

CAPSTONE HOLDING CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33560	86-0585310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18400 76th Avenue, Tinley Park, IL 60477
(Address of principal executive offices)

Registrant’s telephone number, including area code: (708) 371-0660

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0005 par value	CAPS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 16, 2026, Capstone Holding Corp. (the “Company”), a Nevada corporation, filed a Certificate of Amendment (the “Certificate of Amendment”) to the Articles of Incorporation of the Company with the Nevada Secretary of State to effect a reverse stock split of the Company’s common stock, par value $0.0005 (the “Common Stock”) at a ratio of 1-for-30 (the “Reverse Stock Split”), which became effective on October 19, 2026, at 12:01 a.m., Eastern time.

The terms of the Reverse Stock Split were such that every thirty shares of the Company’s issued and outstanding Common Stock were automatically combined into one issued and outstanding share of Common Stock, without any change in par value per share. This consolidation reduced the number of shares of the Company’s outstanding common stock from approximately 27,536,950 (as of October 8, 2026) to approximately 917,898. No fractional shares will be issued; instead, holders who would otherwise receive fractional shares will receive cash in lieu thereof based on the $2.72 closing price on the effective date. The Reverse Stock Split did not otherwise modify any rights or preferences of the Company’s Common Stock.

Effective at market open on October 19, 2026, the Common Stock began trading on a split-adjusted basis on The Nasdaq Capital Market. The new CUSIP number for the Common Stock following the Reverse Stock Split is 14068E307.

The foregoing description of the Certificate of Amendment is a summary of the material terms thereof, does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed with this report as Exhibit 3.1 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On October 15, 2026, the Company issued a press release related to the information described in Item 5.03 above. A copy of the press release is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language contained in such filing, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibits
3.1	Certificate of Amendment, filed on October 16, 2026
99.1	Press Release dated October 15, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2026	Capstone Holding Corp.

By: /s/ Matthew E. Lipman
Name: Matthew E. Lipman
Title: Chief Executive Officer